Oppenheimer Global Fund
                                      Supplement dated February 8, 2001 to the
                                          Prospectus dated January 19, 2001

The Prospectus is changed as follows:

The first sentence of the second paragraph in the section entitled "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 20 is revised to read as follows:

         The asset-based sales charge and service fees increase Class B and Class C expenses by up to 100% and increase Class N expenses by up to 0.50% of the net assets per year of the respective class.



February 8, 2001                                               PS0330.026